TABLE OF CONTENTS

   USAA Family of Funds                                                  1
   Message from the President                                            2
   Investment Review                                                     4
   Message from the Managers                                             5
   Financial Information:
      Distributions to Shareholders                                      7
      Independent Auditors' Report                                       8
      Statement of Assets and Liabilities                                9
      Portfolio of Investments in Securities                            10
      Notes to Portfolio of Investments in Securities                   16
      Statement of Operations                                           17
      Statements of Changes in Net Assets                               18
      Notes to Financial Statements                                     19



                      IMPORTANT INFORMATION

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are "streamlined." One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

                  USAA Investment Management Company
                  Attn: Report Mail
                  9800 Fredericksburg Road
                  San Antonio, TX 78284-8916

or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA International Fund, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the Fund.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. (Copyright)1997, USAA. All rights reserved.




                  USAA Family of Funds Performance Summary

If you own only one or two USAA funds, you may not be aware of the performance of our other funds. This summary is a snapshot of the performance of all 33 funds by investment objective as of June 30, 1997.



                                                              Average Annual Total Return(%)*
           Investment                   Inception                                                Since
            Objective                     Date         1 yr         5 yrs        10 yrs        Inception
            ---------                     ----         ----         -----        ------        ---------
  Capital Appreciation
  ====================
  Aggressive Growth                     10/19/81       -1.72        18.38         10.88           -
  Emerging Markets(1)                    11/7/94       15.35         -             -             10.25
  Gold(1)                                8/15/84      -22.26         3.54         -4.75           -
  Growth                                  4/5/71       21.60        16.94         11.97           -
  Growth & Income                         6/1/93       31.29         -             -             18.53
  International(1)                       7/11/88       21.81        15.39          -             11.77
  S&P 500 Index(4)(+)                     5/1/96       34.59         -             -             33.24
  World Growth(1)                        10/1/92       21.85         -             -             15.50

  Asset Allocation
  =================
  Balanced Strategy(1)                    9/1/95       22.38         -             -             15.48
  Cornerstone Strategy(1)                8/15/84       20.45        14.33          9.22           -
  Growth and Tax Strategy(2)**           1/11/89       15.72        11.23          -             10.45
  Growth Strategy(1)                      9/1/95       15.37         -             -             21.37
  Income Strategy                         9/1/95       14.48         -             -             10.36

  Income - Taxable
  ================
  GNMA                                    2/1/91        9.37         6.85          -              7.67
  Income                                  3/4/74        8.21         7.44          9.45           -
  Income Stock                            5/4/87       20.77        14.21         12.89           -
  Short-Term Bond                         6/1/93        7.71         -             -              5.69

  Income - Tax Exempt
  ===================
  Long-Term(2)**                         3/19/82        9.22         6.71          8.09           -
  Intermediate-Term(2)**                 3/19/82        8.20         6.76          7.54           -
  Short-Term(2)**                        3/19/82        5.50         4.80          5.59           -
  California Bond(2)**                    8/1/89        8.90         7.13          -              7.58
  Florida Tax-Free Income(2)**           10/1/93        9.79         -             -              4.29
  New York Bond(2)**                    10/15/90        8.86         6.46          -              8.31
  Texas Tax-Free Income(2)**              8/1/94       10.37         -             -              9.24
  Virginia Bond(2)**                    10/15/90        8.50         6.93          -              8.08

  Money Market
  ============
  Money Market(3)                         2/2/81        5.28         4.48          5.80           -
  Tax Exempt Money Market(2),(3)**        2/6/84        3.36         3.04          4.15           -
  Treasury Money Market Trust(3)          2/1/91        5.13         4.28          -              4.38
  California Money Market(2),(3)**        8/1/89        3.29         2.94          -              3.62
  Florida Tax-Free Money Market(2),(3)** 10/1/93        3.26         -             -              3.04
  New York Money Market(2),(3)**        10/15/90        3.21         2.82          -              3.08
  Texas Tax-Free Money Market(2),(3)**    8/1/94        3.31         -             -              3.33
  Virginia Money Market(2),(3)**        10/15/90        3.22         2.87          -              3.20




Non-deposit investment products offered by USAA Investment Management Company are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, USAA Federal Savings Bank, and are subject to investment risks, including possible loss of the principal amount invested.

For more complete information about the mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.

(1) Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.

(2) Some income may be subject to state or local taxes or the federal alternative minimum tax.

(3) An investment in a money market fund is neither insured nor guaranteed by the U.S. government and there is no assurance that any of the funds will be able to maintain a stable net asset value of $1 per share.

(4) S&P 500(Registered Trademark) is a trademark of The McGraw-Hill Companies, Inc., and has been licensed for use. The product is not sponsored, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the product.

* Total return equals income return plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.
** IRAs are not available for tax-exempt funds. The Growth and Tax Strategy Fund is not available as an investment for your IRA because the majority of its income is tax-exempt. California, Florida, New York, Texas, and Virginia funds available to residents only.

+  Includes account maintenance fee through December 31, 1996.


MESSAGE FROM THE PRESIDENT

I HAVE A FEELING
  THAT WE WILL REMEMBER 1997

[Photograph of President, Michael J.C. Roth appears here]

The year began with an atmosphere of looking over your shoulder. The market had risen about 61% in two years and all history told us that was unusual. Then it advanced another 10% in January and February, before it encountered a loss of confidence. By April it had lost all of the advance for this year(1) and it felt so shaky that I sent shareholders a letter encouraging them to remember how important we think asset allocation is in establishing your level of risk. But by the time that letter arrived in early May the market was again setting record highs. Indeed, one shareholder wrote me asking, "Why did you send this letter?"

The market has now driven upward to a return of 20% for the year, but as I write this, it has fallen 192 points on the Dow; its second worst one-day decline in points.

It would not be unusual if the market were to finish 1997 with a return well below that of '95 and '96. We believe that the long-term return on the stock market is around 10% to 12%.(2) Years such as '95 and '96 are necessary to achieve such a long-term record, but by themselves they are exceptional. It is important that investors have a position in stocks, but the risk that such a position carries should, for most people, be offset by holding some different assets including fixed income securities. Most of the funds in the USAA Investment Trust are structured like that.

The Roth family will remember 1997 for another reason. We have a new granddaughter, Katharine Sophia Broyles, who was born on January 3. She now has an InveStart(Registered Trademark) account in the Cornerstone Strategy Fund, our oldest asset strategy fund. I am confident that our monthly additions to that account has the potential to build a meaningful college fund for her, regardless of what 1997 serves up.

Sincerely,



Michael J.C. Roth
PRESIDENT AND
VICE CHAIRMAN OF THE BOARD


Past performance is no guarantee of future results.

A systematic plan, such as InveStart, does not assure a profit or protect against loss in declining markets. Since such a plan involves continuous investment in securities regardless of fluctuating price levels, you should consider your financial ability to continue purchases through periods of low and high price levels.

(1) S&P 500 Index is an unmanaged index representing the average performance of a group of 500 widely held publicly traded stocks. It is not possible to invest directly in the S&P 500 Index.

(2) Source: (Copyright) Computed using data from Stocks, Bonds, Bills & Inflation 1997 Yearbook(TM), Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex Sinquefield). Used with permission. All rights reserved.

For more complete information about the mutual funds managed and distributed by USAA IMCO, including charges and expenses please call for a prospectus. Read it carefully before you invest.


                            INVESTMENT REVIEW

INTERNATIONAL FUND

OBJECTIVE: Primary objective is capital appreciation. Current income is a secondary objective.

TYPES OF INVESTMENTS: At least 80 percent of the Fund's assets are invested in common stocks of companies organized and operating principally outside the United States. The remainder of the Fund's assets may be invested in U.S. government securities that mature in less than one year and in repurchase agreements collateralized by such securities.

                                       5/31/97             5/31/96
Net Assets...................      $616.6 Million      $418.0 MILLION
Net Asset Value Per Share....          $21.03              $18.71


Average Annual Total Returns as of 5/31/97
1 Year...................................................   16.72%
5 Years..................................................   13.94%
Since inception on July 11, 1988.........................   11.25%


[A graph is shown here which is a comparison of the change in value of a $10,000 investment, for the period of 7/11/88 to 5/31/97, with dividends and capital gains reinvested. The ending value of each item graphed is as follows: USAA
International Fund - $25,895; the Morgan Stanley Capital Index (MSCI-EAFE) - $16,971 and Lipper International - $22,563.]

The graph illustrates how  a  $10,000   hypothetical   investment  in  the  USAA
International Fund outperformed its benchmark, the Morgan Stanley Capital Index (MSCI)-EAFE, an unmanaged index which reflects the movements of stock markets in Europe, Australia, and the Far East by representing a broad selection of domestically listed companies within each market, and the Lipper International Funds Average, an average performance level of all international funds, as reported by Lipper Analytical Services, an independent organization that monitors the performance of mutual funds.

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested income dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.


                            MESSAGE FROM THE MANAGERS


[Photograph of Portfolio Managers From L to R: W. Travis Selmier, II, CFA, Albert C. Sebastian, CFA, and David G. Peebles, CFA]

Market Conditions
Your Fund's total return of 16.72% has outperformed the Lipper International Fund Index(1) return of 15.56% for the fiscal year ended May 31, 1997.(2) The performance in most emerging markets and Europe has been favorable while the Japanese equity market has continued to underperform.

Europe
The European markets provided favorable returns over the period reflecting accelerating earnings growth and further corporate restructuring. We increased our exposure to stocks which benefit from stronger economic growth as well as from increased export opportunities due to a stronger U.S. dollar. Our holdings in Spain, Portugal, the Netherlands, and Switzerland made significant contributions to our European performance.

Japan
Since our last report, some political stability has returned and economic growth has picked up. However, continued problems in the banking system, rising interest rates, and higher equity valuation levels vis-a-vis other developed markets lead us to maintain an underweighted position. We continue to hold large capitalization stocks with an emphasis on export-related companies.

Emerging Markets
Emerging markets have shown some rebound since the beginning of the year, with Latin American and East European markets showing stronger performance than Asian markets. Economic recovery in Argentina and Mexico and economic structural reform in Brazil continue to support those markets. While concerns about the Asian growth miracle have caused worries, we continue to believe that Asian growth prospects are still bright. Hong Kong, China, Taiwan, and Indonesia have remained strong performers, while Thailand, the Philippines, and Korea have suffered because of concerns over currency weakness.

(1) Lipper Analytical Services is an independent organization that monitors the performance of mutual funds.
(2) Past performance is no guarantee of future results and the value of your investment may vary according to the Fund's performance.

Outlook
For the balance of 1997, we expect continuing economic improvement with accelerating earnings growth in Europe. Japan is still a market with selective opportunities. The continuation of low inflation and good economic growth provides a favorable backdrop for most emerging markets. The portfolio continues to be overweighted in emerging markets, Europe, and other developed markets at the expense of Japan.

[A pie chart is shown here depicting the Asset Allocation as of May 31, 1997 of the USAA International Fund to be: Japan 13.8%*, United Kingdom - 8.1%*, Canada 6.2%*, France 5.7%*, Switzerland 5.3%*, Denmark 4.1%*, Netherlands 4.0%* and Other 52.5%* (Countries with less than 4.0% of the Portfolio and U.S. Government and Agency Issue).]

*Percentages  are of the Net  Assets in the  Portfolio  and may or may not equal
100%


         Top 10 Equity Holdings
           (% of Net Assets)

 Elf Aquitaine ADS                1.6
 Novartis AG                      1.6
 Nokia ADS                        1.4
 Telefonica de Espana S.A. ADR    1.4
 Autoliv SDR                      1.3
 Canadian Occidential             1.2
 Canon                            1.2
 Sulzer AG P.C.                   1.2
 Terumo                           1.2
 WPP Group plc                    1.2



          Top 10 Industries
          (% of Net Assets)

 Bank Related                     9.0
 Oil Related                      8.7
 Telecommunications Related       8.3
 Healthcare Related               7.3
 Retail Related                   5.5
 Steel                            3.4
 Specialized Services             3.3
 Auto Parts                       3.2
 Conglomerates                    2.7
 Computer Software & Service      2.6

Foreign investing is subject to additional risks, which are discussed in the Fund's prospectus. Since return on any investment is generally commensurate with risk, investors should be aware of the potential volatility associated with foreign securities.

See page 10 for a complete listing of the Portfolio of Investments in Securities.



                          DISTRIBUTIONS TO SHAREHOLDERS

The following per share information describes the federal tax treatment of distributions made during the fiscal year ended May 31, 1997. These figures are provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Distributions for the calendar year will be reported to you on Form 1099-DIV in January 1998.

The Fund has elected under Section 853 of the Internal Revenue Code to pass through the credit for taxes paid in foreign countries. Per share foreign gross income earned and foreign taxes paid during the fiscal year by the Fund are $.32 and $.04, respectively.

             Ordinary income               $.28*
             Long-term capital gains        .42
                                           ----
               Total                       $.70
                                           ====

* Includes distribution of short-term capital gains, if any, which are taxable as ordinary income.


                     INDEPENDENT AUDITORS' REPORT

The Shareholders and the Board of Trustees
USAA INVESTMENT TRUST:

We have audited the accompanying statement of assets and liabilities and portfolio of investments in securities of the International Fund of USAA Investment Trust as of May 31, 1997, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights information presented in note 8 to the financial statements for each of the periods in the five-year period then ended. These financial statements and the financial highlights information are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and the financial highlights information based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights information referred to above present fairly, in all material respects, the financial position of the International Fund of USAA Investment Trust as of May 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights information for each of the periods in the five-year period then ended, in conformity with generally accepted accounting principles.


                                         KPMG PEAT MARWICK LLP

San Antonio, Texas
July 9, 1997




International Fund
Statement of Assets and Liabilities
(In Thousands)

May 31, 1997

Assets
   Investments in securities, at market value (identified cost of $488,302)                  $  614,995
   Cash                                                                                             436
   Cash denominated in foreign currencies (identified cost of $4,179)                             4,136
   Receivables:
      Capital shares sold                                                                         1,568
      Dividends and interest                                                                      1,857
      Securities sold                                                                             2,510
   Unrealized appreciation on foreign currency contracts held, at value                               8
                                                                                             ----------
         Total assets                                                                           625,510
                                                                                             ----------

Liabilities
   Securities purchased                                                                           7,947
   Unrealized depreciation on foreign currency contracts held, at value                              17
   Capital shares redeemed                                                                          339
   USAA Investment Management Company                                                               389
   USAA Transfer Agency Company                                                                      58
   Accounts payable and accrued expenses                                                            184
                                                                                             ----------
         Total liabilities                                                                        8,934
                                                                                             ----------
            Net assets applicable to capital shares outstanding                              $  616,576
                                                                                             ==========

Represented by:
   Paid-in capital                                                                           $  470,089
   Accumulated undistributed net investment income                                                3,047
   Accumulated net realized gain on investments                                                  16,797
   Net unrealized appreciation of investments                                                   126,693
   Net unrealized depreciation on foreign currency translations                                     (50)
                                                                                             ----------
            Net assets applicable to capital shares outstanding                              $  616,576
                                                                                             ==========
   Capital shares outstanding, unlimited number of shares authorized,
      no par value                                                                               29,320
                                                                                             ==========
   Net asset value, redemption price, and offering price per share                           $    21.03
                                                                                             ==========


See accompanying notes to financial statements.



International Fund
Portfolio of Investments in Securities

May 31, 1997



                                            Market
    Number                                   Value
   of Shares           Security              (000)
   ---------           --------              -----

                 Stocks (95.7%)
            Argentina (1.1%)
     84,300 Disco S.A. ADS *              $   2,845
     45,800 IRSA Inversiones y
              Representaciones S.A. GDS       1,792
    210,000 Quilmes Industrial (Quinsa)
              S.A. ADS                        2,441
                                          ---------
                                              7,078
                                          ---------

            Australia (2.5%)
    335,000 Broken Hill Proprietary Co. Ltd.  4,812
    624,700 CSL Ltd.                          3,830
    750,000 Pasminco Ltd.                     1,525
    602,300 Village Roadshow Ltd.
              (Preferred)                     1,537
    406,200 Woodside Petroleum Ltd.           3,430
                                          ---------
                                             15,134
                                          ---------

            Austria (3.0%)
      8,700 Austria Mikro Systeme
              International AG                  677
     65,500 Boehler Uddeholm AG               4,956
    124,431 VA Stahl AG                       5,612
     40,000 VA Technologie AG                 7,069
                                          ---------
                                             18,314
                                          ---------

            Belgium (1.3%)
      8,392 Colruyt S.A.                      3,377
     60,000 Union Miniere S.A. *              4,828
                                          ---------
                                              8,205
                                          ---------

            Brazil (3.3%)
 96,600,000 Companhia Energetica de Minas
              Gerais (Cemig) (Preferred)      4,422
    180,000 Multicanal Participacoes S.A.
              ADS (Preferred) *               2,104
 18,000,000 Petroleo Brasileiro S.A.
              (Preferred)                     4,304
 39,000,000 Telebras PN (Preferred)           5,381
    122,700 Uniao de Bancos Brasileiros
              S.A. (Unibanco)  GDR *          4,233
                                          ---------
                                             20,444
                                          ---------

            Canada (6.2%)
    109,000 Alliance Forest Products, Inc. *  2,623
    247,000 Anderson Exploration Ltd. *       3,271
  1,000,000 Beau Canada Exploration Ltd. *    2,475
    156,300 Canadian National Railway Co.     6,526
    316,300 Canadian Occidental
              Petroleum Ltd.                  7,154
    328,000 Gulf Canada Resources Ltd. *      2,967
    450,000 National Bank of Canada           5,292
    196,000 OSF, Inc. *                       1,766
     49,600 St. Laurent Paperboard, Inc. *      797
    205,600 Suncor, Inc.                      5,097
                                           --------
                                             37,968
                                           --------

            Chile (0.9%)
     38,000 Madeco S.A. ADS                     974
    120,800 Maderas y Sinteticos S.A. ADS     1,872
     39,000 Sociedad Quimica y Minera de
              Chile S.A. ADS                  2,535
                                            -------
                                              5,381
                                            -------

            China (0.4%)
    690,000 New World Infrastructure Ltd. *   2,151


            Colombia (0.2%)
    218,500 Banco de Colombia GDS             1,311


            Czech Republic (0.4%)
     53,500 Komercni Banka A.S. GDR           1,298
     14,300 SPT Telecom A.S. *                1,317
                                            -------
                                              2,615
                                            -------

            Denmark (4.1%)
     83,200 Carli Gry International A/S       4,985
    106,000 ISS International Service
              System A/S "B" *                3,517
     37,440 Novo Nordisk A/S "B"              4,009
    247,500 SAS Danmark A/S                   2,529
     61,350 Tele Danmark A/S "B"              3,016
    124,600 Tele Danmark A/S ADS              3,084
     75,000 Unidanmark A/S                    3,917
                                            -------
                                             25,057
                                            -------

            Egypt (0.5%)
     80,000 Commercial International Bank
              (Egypt) S.A.E GDS *             1,576
     74,300 Suez Cement Co. S.A.E. GDS *      1,363
                                            -------
                                              2,939
                                            -------

            Finland (1.8%)
    132,430 Nokia Corp. ADS                   8,740
     30,600 Raision Tehtaat                   2,496
                                            -------
                                             11,236
                                            -------

            France (5.7%)
     22,500 Accor S.A.                        3,117
     99,000 Bouygues Offshore S.A. ADR *      1,238
    173,000 Coflexip ADS *                    4,920
    186,300 Elf Aquitaine ADS                 9,711
     53,100 Eramet Group                      2,657
     18,500 Essilor International             4,690
     49,800 Louis Dreyfus Citrus *            1,802
     12,530 Pathe S.A. *                      2,886
     69,200 Valeo S.A.                        4,107
                                            -------
                                             35,128
                                            -------

            Germany (3.1%)
     69,800 Leica Camera AG *                 1,879
    109,400 Pfeiffer Vacuum Technology
              AG ADS *                        2,475
    184,700 Rofin-Sinar Technologies, Inc. *  2,863
     11,700 SAP AG                            2,086
     19,500 SAP AG (Preferred)                3,548
    114,960 Veba AG                           6,498
                                            -------
                                             19,349
                                            -------

            Hong Kong (1.4%)
  2,900,000 Amoy Properties Ltd.              3,293
    130,000 Asia Satellite Telecommunications
               Holdings Ltd. ADR              3,591
  1,407,000 Cosco Pacific Ltd.                2,016
                                            -------
                                              8,900
                                            -------

            Hungary (0.4%)
    145,000 Mol Magyar Olay
              Es Gazipari GDS                 2,708


            India (1.2%)
     85,000 Hindalco Industries Ltd. GDR      2,805
    185,000 Larsen & Toubro Ltd. GDR          2,447
    118,600 Videsh Sanchar Nigam Ltd.
              GDR *                           2,443
                                            -------
                                              7,695
                                            -------

            Indonesia (1.5%)
    460,000 PT Astra International, Inc.      1,759
  3,254,250 PT Bank Dagang Nasional
              Indonesia                       3,512
    582,750 PT Bank Dagang Nasional
              Indonesia Warrants *              237
    430,000 PT HM Sampoerna                   1,737
    800,000 PT Jaya Real Property             1,118
    293,000 PT Modern Photo Film              1,066
                                            -------
                                              9,429
                                            -------

            Israel (1.7%)
     85,000 Blue Square - Israel Ltd. ADS *   1,477
    108,200 ECI Telecommunications Ltd.       2,502
     22,600 Koor Industries Ltd. ADS            396
    100,700 Teva Pharmaceutical Industries
              Ltd. ADR                        6,042
                                            -------
                                             10,417
                                            -------

            Italy (2.6%)
     90,200 Eni S.p.A. ADS                    4,578
     39,200 Fila Holdings S.p.A. ADS          1,671
    152,418 Instituto Bancario San Paulo
              di Torino S.p.A.                  959
    150,200 Instrumentation Laboratory
              S.p.A. ADS *                      591
     68,700 SAES Getters S.p.A. ADR             618
  2,724,000 SEAT S.p.A. *                       810
  2,724,000 SEAT S.p.A. Savings *               524
  1,562,000 STET S.p.A.                       6,130
                                            -------
                                             15,881
                                            -------

            Japan (13.3%)
    163,000 Bridgestone Corp.                 3,681
    280,000 Canon, Inc.                       7,093
    176,000 Daibiru Corp.                     2,161
    400,000 Hitachi Ltd.                      4,259
    150,000 Honda Motor Co. Ltd.              4,405
    110,000 Hoya Corp.                        4,997
     82,000 Ito-Yokado Co. Ltd.               4,676
     40,000 Kyocera Corp.                     2,882
    210,800 Laox Co. Ltd.                     3,150
    525,000 Minebea Co. Ltd.                  5,140
    540,000 Mitsubishi Heavy Industries Ltd.  3,886
    160,000 Namco                             5,606
     10,000 Nippon Television Network         3,993
  1,553,000 NKK Corp.                         3,054
    337,000 Nomura Securities Co. Ltd.        3,994
        110 NTT Data Communications
              Systems Corp.                   4,034
    420,000 Shiseido Co. Ltd.                 6,131
    407,000 Terumo Corp.                      7,165
     75,000 Tostem Corp.                      2,003
                                            -------
                                             82,310
                                            -------

            Korea (0.8%)
     84,820 Korea Electric Power Corp.        2,616
     21,882 Samsung Electronics Co. Ltd.      2,138
                                            -------
                                              4,754
                                            -------

            Malaysia (0.8%)
    310,000 Edaran Otomobil Nasional Bhd      2,702
    270,000 Telekom Malaysia Bhd              1,999
                                            -------
                                              4,701
                                            -------

            Mexico (2.7%)
  1,922,000 Controladora Comercial
              Mexicana, S.A. de C.V.          1,526
     38,800 Controladora Comercial
              Mexicana, S.A. de C.V. GDR        616
    162,230 Desc, Sociedad de Fomento
              Industrial,  S.A. de C.V. ADS   4,319
    210,000 Panamerican Beverages, Inc. "A"   6,090
    226,000 Tubos de Acero de Mexico,
              S.A. ADS *                      3,955
                                            -------
                                             16,506
                                            -------

            Netherlands (4.0%)
     48,500 Akzo Nobel N.V.                   6,451
     56,060 EVC International N.V.            1,575
    125,802 ING Group N.V.                    5,555
     27,600 Oce-van der Grinten N.V.          3,596
     62,500 Philips Electronics N.V.          3,500
    185,600 Verenigd Besit VNU                4,190
                                            -------
                                             24,867
                                            -------

            Norway (1.9%)
  1,442,000 Christiania Bank og
              Kreditkasse                     4,959
    272,000 Nycomed ASA                       3,723
    149,400 Schibsted ASA                     2,789
                                            -------
                                             11,471
                                            -------

            Peru (0.4%)
    101,200 Telefonica del Peru S.A. "B"
              ADS                             2,568
                                            -------

            Philippines (0.4%)
     55,850 Metropolitan Bank and
              Trust Co.                       1,260
  4,600,000 SM Prime Holdings, Inc.           1,308
                                            -------
                                              2,568
                                            -------

            Poland (0.6%)
    225,000 Elektrim S.A.                     2,007
    300,000 Polifarb-Cieszyn S.A.             1,694
                                            -------
                                              3,701
                                            -------

            Portugal (2.5%)
    230,000 Banco Totta E Acores S.A.         3,277
    218,900 Cimentos de Portugal S.A.         4,807
    182,700 Portugal Telecom S.A. ADS         7,034
                                            -------
                                             15,118
                                            -------

            Russia (0.3%)
    101,200 RAO Gazprom ADR                   1,822
                                            -------

            Singapore (0.9%)
    465,000 Overseas Union Bank Ltd.          3,186
    465,000 Singapore Land Ltd.               2,373
                                            -------
                                              5,559
                                            -------

            South Africa (1.6%)
     69,847 Ellerine Holdings Ltd.              450
     56,158 Foodcorp Ltd.                       424
    466,200 Gencor Ltd.                       2,045
    500,700 Malbak Ltd.                         733
    123,553 Nedcor Ltd. GDR                   2,440
    189,079 New Clicks Holdings Ltd.            212
    100,000 South African Breweries Ltd.      2,809
     82,565 South African Druggists Ltd.        621
                                            -------
                                              9,734
                                            -------

            Spain (3.2%)
    166,994 Autopistas del Mare
              Nostrum S.A.                    2,414
     92,100 Corporacion Bancaria
              de Espana S.A.                  4,587
     28,000 Corporacion Mapfre                1,499
    100,000 Telefonica de Espana S.A. ADR     8,738
     95,651 Vallehermoso S.A.                 2,415
                                            -------
                                             19,653
                                            -------

            Sweden (2.8%)
    208,280 Autoliv, Inc. SDR *               7,886
    215,200 NK Cityfastigheter AB *           1,485
     58,100 Nordbanken AB                     1,799
    228,800 Volvo AB                          6,332
                                            -------
                                             17,502
                                            -------

            Switzerland (5.3%)
      1,000 Ares-Serono Group S.A.            1,359
      7,466 Novartis AG                      10,121
     35,800 Oerlikon Buhrle AG *              4,145
     12,200 Selecta Group *                   1,934
      2,700 SGS Group AG                      5,976
      9,525 Sulzer AG P.C.                    7,491
    137,600 Tag Heuer International
              S.A. ADR *                      1,961
                                            -------
                                             32,987
                                            -------

            Taiwan (1.5%)
  3,075,000 China Steel Corp.                 3,244
  2,023,450 Far East Department Store *       2,977
  1,150,000 Microtek International, Inc. *    3,074
                                            -------
                                              9,295
                                            -------

            Thailand (0.1%)
    142,600 Bank Of Ayudhya
              Public Co. Ltd.                   302
    350,000 Finance One Public Co. *             96
                                            -------
                                                398
                                            -------

            Turkey (0.3%)
 18,025,000 Olmuksa Mukavva Sanayi Ve
              Ticaret A.S.                      523
 48,836,800 Yapi Ve Kredi Bankasi A.S.        1,159
                                            -------
                                              1,682
                                            -------

            United Kingdom (8.1%)
  1,604,000 Avis Europe plc *                 3,437
    350,000 Cadbury Schweppes plc             3,138
    965,000 Cookson Group plc                 3,710
  1,204,400 Corporate Services Group plc      3,556
    184,200 DFS Furniture Co. plc             1,808
     67,300 Doncasters plc ADS *              1,498
     32,700 Dr. Solomon's Group plc ADR *       662
    181,000 Harvey Nichols plc                  838
    635,000 Medeva plc                        2,846
    575,000 National Westminster Bank plc     7,026
    153,500 Northern Ireland Electricity plc  1,017
    332,000 Reuters Holdings plc              3,726
    484,000 Safeway plc                       2,858
  1,279,500 Tomkins plc                       5,557
     18,200 Vodafone Group plc ADR              812
  1,856,000 WPP Group plc                     7,272
                                            -------
                                             49,761
                                            -------

            Venezuela (0.4%)
     63,600 Compania Anonima Nacional
              Telefonos De Venezuela ADS *    2,361
                                            -------

            Other Holdings (0.5%)
  2,908,000 Central European Growth
              Fund plc                        3,187
                                            -------

            Total stocks (cost: $463,252)   589,845
                                            -------


   Principal                                                                                    Market
    Amount                                                    Coupon                             Value
    (000)                      Security                        Rate          Maturity            (000)
    -----                      --------                        ----          --------            -----

                                Bond (0.5%)
            Japan
  $  3,250  MBL International Finance (Bermuda) Trust,
              Convertible Notes (cost: $3,317)                 3.00%         11/30/02          $   3,417
                                                                                               ---------


                   U.S. Government & Agency Issue (3.5%)
    21,740  Federal National Mortgage Assn. (cost: $21,733)    5.52           6/02/97             21,733
                                                                                               ---------
            Total investments (cost: $488,302)                                                 $ 614,995
                                                                                               =========


----------------------
*Non-income producing.




                      Portfolio Summary By Industry
                      -----------------------------

       Bank Related                                           9.0 %
       Oil Related                                            8.7
       Telecommunications Related                             8.3
       Healthcare Related                                     7.3
       Retail Related                                         5.5
       U.S. Government & Agency Issues                        3.5
       Steel                                                  3.4
       Specialized Services                                   3.3
       Auto Parts                                             3.2
       Conglomerates                                          2.7
       Computer Software & Service                            2.6
       Automobiles                                            2.4
       Electric Power                                         2.4
       Electronics Related                                    2.3
       Engineering & Construction                             2.2
       Metals - Miscellaneous                                 2.2
       Real Estate                                            2.2
       Manufacturing - Diversified                            2.1
       Building Materials                                     1.9
       Beverages - Soft Drinks                                1.8
       Broadcasters                                           1.5
       Machinery - Diversified                                1.5
       Publishing                                             1.5
       Electrical Equipment                                   1.4
       Chemicals Related                                      1.3
       Computer Systems                                       1.3
       Insurance - Multi/Line Companies                       1.1
       Office Equipment & Supplies                            1.1
       Railroads                                              1.1
       Other                                                 10.9
                                                             ----
                                                             99.7%
                                                             ====





International Fund
Notes to Portfolio of Investments in Securities

May 31, 1997



General Notes
Market value of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets.

ADS/ADR -- American Depositary Shares/Receipts are foreign shares held by a U.S. bank which issues a receipt evidencing ownership. Dividends are paid in U.S. dollars.

GDS/GDR -- Global Depositary Shares/Receipts are foreign shares held by a non-U.S. bank which issues a receipt evidencing ownership. Dividends are paid in U.S. dollars.


See accompanying notes to financial statements.






International Fund
Statement of Operations
(In Thousands)

Year ended May 31, 1997

Net investment income:
  Income (net of foreign taxes withheld of $1,213):
    Dividends                                                               $ 8,178
    Interest                                                                  1,342
                                                                            -------
      Total income                                                            9,520
                                                                            -------
  Expenses:
    Management fees                                                           3,806
    Transfer agent's fees                                                       817
    Custodian's fees                                                            634
    Postage                                                                      66
    Shareholder reporting fees                                                   44
    Trustees' fees                                                                4
    Registration fees                                                            99
    Audit fees                                                                   24
    Legal fees                                                                    5
    Other                                                                        33
                                                                            -------
      Total expenses                                                          5,532
                                                                            -------
        Net investment income                                                 3,988
                                                                            -------

Net realized and unrealized gain on investments and foreign currency:
  Net realized gain (loss) on:
    Investments                                                              24,420
    Foreign currency transactions                                               (68)
  Change in net unrealized appreciation/depreciation on:
    Investments                                                              55,975
    Translation of assets and liabilities in foreign currencies                 (41)
                                                                            -------
        Net realized and unrealized gain                                     80,286
                                                                            -------
Increase in net assets resulitng from operations                            $84,274
                                                                            =======



See accompanying notes to financial statements.




Statements of Changes in Net Assets
(In Thousands)

Years ended May 31,



                                                                              1997               1996
                                                                              ----               ----
From operations:
   Net investment income                                                  $    3,988         $    3,788
   Net realized gain on investments                                           24,420             12,740
   Net realized loss on foreign currency transactions                            (68)               (42)
   Change in net unrealized appreciation/depreciation on:
      Investments                                                             55,975             50,087
      Foreign currency translations                                              (41)               (27)
                                                                          ----------         ----------
      Increase in net assets resulting from operations                        84,274             66,546
                                                                          ----------         ----------
Distributions to shareholders from:
   Net investment income                                                      (4,778)            (1,456)
                                                                          ----------         ----------
   Net realized gains                                                        (12,464)            (1,877)
                                                                          ----------         ----------
From capital share transactions:
   Proceeds from shares sold                                                 246,759            118,613
   Shares issued for dividends reinvested                                     12,603              2,733
   Cost of shares redeemed                                                  (127,813)          (112,597)
                                                                          ----------         ----------
      Increase in net assets from capital share transactions                 131,549              8,749
                                                                          ----------         ----------
Net increase in net assets                                                   198,581             71,962
Net assets:
   Beginning of period                                                       417,995            346,033
                                                                          ----------         ----------
   End of period                                                          $  616,576         $  417,995
                                                                          ==========         ==========
Undistributed net investment income included in net assets:
   Beginning of period                                                    $    3,646         $      526
                                                                          =-========         ==========
   End of period                                                          $    3,047         $    3,646
                                                                          ==========         ==========
Change in shares outstanding:
   Shares sold                                                                12,893              6,946
   Shares issued for dividends reinvested                                        685                168
   Shares redeemed                                                            (6,597)            (6,707)
                                                                          ----------         ----------
      Increase in shares outstanding                                           6,981                407
                                                                          ==========         ==========


See accompanying notes to financial statements.



International Fund
Notes to Financial Statements

May 31, 1997




(1)    Summary of Significant Accounting Policies
USAA INVESTMENT TRUST (the Trust), registered under the Investment Company Act of 1940, as amended, is a diversifed, open-end management investment company organized as a Massachusetts business trust consisting of eleven funds. The information presented in this annual report pertains only to the International Fund (the Fund). The Fund's primary investment objective is capital appreciation. Current income is a secondary objective.

A. Security valuation - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange. Portfolio securities traded primarily on foreign securities exchanges are generally valued at the closing values of such securities on the exchange where primarily traded. If no sale is reported, the latest bid price is generally used depending upon local custom or regulation.

2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

3. Securities purchased with maturities of 60 days or less are stated at amortized cost which approximated market value.

4. Securities which cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager under the general supervision of the Board of Trustees.

B. Federal taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required. As a result of certain permanent differences between book and tax basis accounting for investments in passive foreign investment companies, reclassifications were made to the statement of assets and liabilities at May 31, 1997 to increase accumulated undistributed net investment income by $259,468 and to decrease accumulated net realized gain on investments by $259,468. A similar reclassification was made in 1996 in the amount of $829,896.

C. Investments in securities - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded on the accrual basis. Discounts and premiums on short-term securities are amortized over the life of the respective securities.

D. Foreign currency translations - The assets of the Fund may be invested in the securities of foreign issuers. Since the accounting records of the Fund are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following basis:

1. Market value of securities, other assets, and liabilities at the mean between the bid and asked translation rates of such currencies against U.S. dollars.

2. Purchases and sales of securities, income, and expenses at the rate of exchange obtained from an independent pricing service on the respective dates of such transactions.

Net realized and unrealized foreign currency gains/losses occurring during the holding period of investments are a component of realized gain/loss on investments and unrealized appreciation/depreciation on investments, respectively.

Net realized foreign currency gains/losses arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. Net realized foreign currency gains/losses have been reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the statement of assets and liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in the exchange rate.

E. Use of estimates - The preparation of financial statements in comformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) Lines of Credit
The Fund participates with other USAA Funds in two joint short-term revolving loan agreements totaling $850 million through January 13, 1998, one with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($750 million uncommitted), and one with an unaffiliated bank ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under these agreements, the Fund may borrow up to a maximum of 25% of its total assets, of which only 5% may be borrowed from CAPCO, at the lending institution's borrowing rate plus a markup. The Fund had no borrowing under either of these agreements during the year ended May 31, 1997.

(3) Distributions
Distributions of net investment income and realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. Distributions of net investment income of $.1069 per share, short-term capital gains of $.3721 per share, and long-term capital gains of $.2462 per share, declared and paid in July 1997, are not reflected in the accompanying financial statements.

(4) Investment Transactions
Purchases and sales of securities, excluding short-term securities, for the year ended May 31, 1997 were $336,423,018 and $222,444,700, respectively.

Gross unrealized appreciation and depreciation of investments at May 31, 1997 was $147,018,952 and $20,326,476, respectively.

(5) Foreign Currency Contracts
A forward currency contract (currency contract) is a commitment to purchase or sell a foreign currency at a specified date, at a negotiated price. The Fund currently enters into currency contracts only in connection with the purchase or sale of a security denominated in a foreign currency. These contracts allow the fund to "lock in" the U.S. dollar price of the security. Currency contracts are valued on a daily basis using foreign currency exchange rates obtained from an independent pricing service. Risks of entering into currency contracts include the potential inability of the counterparty to meet the terms of the contract and the Fund giving up the opportunity for potential profit.

At May 31, 1997, the terms of open foreign currency contracts were as follows (in thousands):





                                   U.S. Dollar                         U.S. Dollar       Unrealized
Exchange       Currency to be      Value as of      Currency to be     Value as of      Appreciation
  Date            Delivered          5/31/97           Received           5/31/97      (Depreciation)
  ----            ---------          -------           --------           -------      --------------
6/02/97      60,740 Japanese Yen     $  522        526 U.S. Dollar         $  526            $ 4
6/02/97       1,115 U.S. Dollar       1,115        682 British Pound        1,115              -
6/03/97      39,986 Japanese Yen        343        344 U.S. Dollar            344              1
6/03/97        476 U.S. Dollar          476     799,546 Italian Lira          472             (4)
6/03/97        489 U.S. Dollar          489     820,657 Italian Lira          484             (5)
6/03/97         95 U.S. Dollar           95       58 British Pound             95              -
6/03/97       1,414 U.S. Dollar       1,414      865 British Pound          1,415              1
6/03/97         535 U.S. Dollar         535      327 British Pound            535              -
6/04/97       96,458 Japanese Yen       828       828 U.S. Dollar             828              -
6/04/97        1,419 U.S. Dollar      1,419      866 British Pound          1,416             (3)
6/04/97         95 U.S. Dollar           95       58 British Pound             95              -
6/06/97        804 U.S. Dollar          804      490 British Pound            802             (2)
6/06/97         99 U.S. Dollar           99       60 British Pound             99              -
6/09/97   69,957 Indonesian Rupiah       29       29 U.S. Dollar               29              -
6/09/97       273 U.S. Dollar           273    3,277 Austrian Schilling       274              1
6/09/97       102 U.S. Dollar           102    1,214 Austrian Schilling       101             (1)
6/09/97       160 U.S. Dollar           160    1,922 Austrian Schilling       160              -
6/09/97       161 U.S. Dollar           161    1,935 Austrian Schilling       162              1
6/30/97       581 U.S. Dollar           581      3,342 French Franc           579             (2)
                                     ------                                ------            ---
                                     $9,540                                $9,531            $(9)
                                     ======                                ======            ===



(6)   Transactions with Manager
A. Management fees - The investment policies of the Fund and management of the Fund's portfolio are carried out by USAA Investment Management Company (the Manager). The Fund's management fees are computed at .75% of its annual average net assets.

B. Transfer agent's fees - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge per shareholder account plus out-of-pocket expenses.

C. Underwriting services - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best efforts basis. The Manager receives no commissions or fees for this service.

(7) Transactions with Affiliates USAA Investment Management Company is indirectly wholly owned by United Services Automobile Association (the Association), a large, diversified financial services institution. At May 31, 1997, the Association and its affiliates owned 6,585,112 shares (22.5%) of the Fund.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.





(8) Financial Highlights
Per share operating performance for a share outstanding throughout each period is as follows:



                                                                            Eight-month
                                           Year Ended May 31,              Period Ended   Year Ended
                                           ------------------                 May 31,    September 30,
                                    1997          1996          1995           1994          1993
                                    ----          ----          ----           ----          ----
Net asset value at
   beginning of period           $    18.71    $    15.78    $   16.36      $   14.48     $    12.09
Net investment income                   .15           .17          .10          -                .07
Net realized and
   unrealized gain                     2.87          2.92          .29           2.23           2.45
Distributions from net
   investment income                   (.20)         (.07)       -              -               (.13)
Distributions of realized
   capital gains                       (.50)         (.09)        (.97)          (.35)        -
                                 ----------    ----------    ---------      ---------     ----------
Net asset value at
   end of period                 $    21.03    $    18.71    $   15.78      $   16.36     $    14.48
                                 ==========    ==========    =========      =========     ==========
Total return (%) *                    16.72         19.71         2.49          15.67          21.11
Net assets at end of
   period (000)                  $  616,576    $  417,995    $ 346,033      $ 184,792     $   88,757
Ratio of expenses to
   average net assets (%)              1.09          1.19         1.17           1.31(a)        1.50
Ratio of net investment
   income to average net
   assets (%)                           .79          1.04          .81            .04(a)         .72
Portfolio turnover (%)                46.03         70.01        64.30          44.39          52.52
Average commission
   rate paid per share +         $    .0110    $    .0006




  * Assumes reinvestment of all dividend income and capital gain distributions during the period.
  + Calculated by aggregating all commissions paid on the purchase and sale of securities and dividing by the actual number of shares purchased or sold for which commissions were charged.
(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.